SECURITIES AND EXCHANGE COMMISSION

                    Washington, D. C.  20549




                         FORM 8-K/A - 2


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 24, 1994


                BEDFORD PROPERTY INVESTORS, INC.
     (Exact name of Registrant as specified in its charter)

Maryland                        1-12222             68-0306514
(State or other               (Commission      (I.R.S. Employer
jurisdiction of               File Number)     Identification
 incorporation)                                    Number)


270 Lafayette Circle, Lafayette, California                   94549
(Address of principal executive offices)                 (Zip Code)

Registrant telephone number, including area code:   (510) 283-8910

     The undersigned Registrant hereby amends and supplements its Report on Form 8-K/A, dated May 24, 1994, by adding the following thereto:


Item 7. Financial Statements and Exhibits is supplemented by the following:

     Historical Summary of Gross Income and Direct Operating
Expenses for the Year Ended December 31, 1993

     Leases

     Minimum future rental receipts are as follows (in thousands):

          1995                     $  770
          1996                        432
          1997                        308
          1998                        207
          1999                         66
          Thereafter                    0
                                   $1,783

     The total minimum future rental payments shown above do not include tenants' obligations for reimbursement of operating expenses or taxes as provided by the terms of certain leases.

     Pro Forma Financial Information

          Pro forma financial statements showing the effect resulting from the May 24, 1994, acquisition of Dupont Industrial Center are being presented herein in columnar form. (See attachment.)


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

BEDFORD PROPERTY INVESTORS, INC.



BY:  /S/ DONALD A. LORENZ
     Donald A. Lorenz
     Executive Vice President and
     Chief Financial Officer

DATE:  November 8, 1995

                BEDFORD PROPERTY INVESTORS, INC.
              Proforma Consolidated Balance Sheet
                As of March 31, 1994 (Unaudited)
               (in thousands, except share data)

                                       Acquisition
                                        of Dupont
                          Historical    Industrial   Pro Forma
                         Consolidated  Center (13)  Consolidated
ASSETS
Real estate investments:
  Office buildings -
      held for sale        $ 8,893       $     0      $ 8,893
  Office buildings -
      held for investment      19,735                0            19,735
  Industrial buildings      10,132         9,931       20,063
                            38,760         9,931       48,691
  Less accumulated
    depreciation             2,416             0        2,416
                            36,344         9,931       46,275

Cash                         3,944           284         4,228
Other                        1,694          (164)       1,530

  Total Assets             $41,982       $10,051      $52,033

LIABILITIES & STOCKHOLDERS' EQUITY
Bank loans payable           2,000         9,945       11,945
Accounts payable and
  accrued expenses             798             0          798
Dividend payable               478             0          478
Acquisition payable          1,500             0        1,500
Other                          650           106          756
  Total liabilities          5,426        10,051       15,477

Stockholders' Equity:
  Preferred stock, par value
    $0.01 per share;
    authorized 10,000,000
    shares, issued none          0             0            0
  Common stock, par value
    $0.01 per share;
    authorized 30,000,000
    shares, issued and
    outstanding 5,976,900
    shares                         60                0                60
  Additional paid-in capital  107,151                0           107,151
  Accumulated losses and
    distributions in excess
    of net income           (70,655)           0      (70,655)
    Total stockholders'
      equity                 36,556                  0            36,556

   Total Liabilities and
        Stockholders' Equity  $41,982          $10,051           $52,033

(See accompanying notes)
                                 BEDFORD PROPERTY INVESTORS, INC.
                          Pro Forma Consolidated Statement of Operations
                             For the Three Months Ended March 31, 1994
                                            (Unaudited)
                               (in thousands, except per share data)



                                      Acquisition
                                       of Dupont   Sale of
                          Historical  Industrial  Texas Bank    Pro Forma
                         Consolidated Center (1)   North (2)   Consolidated
Property operations:
  Rental income               $1,856         $204        $(39)          $2,021
  Rental expenses:
    Operating expenses        515         53          (51)          517
    Real estate taxes         205         70           (6)          269
    Depreciation and
      amortization            394         35 (3)      (13)          416
      Income from property
        operations            742         46           31           819

General and administrative
  expense                    (343)         0            0          (343)
Interest income                19          0             0           19
Interest expense              (22)      (165)(4)       20 (4)      (167)

  Income (loss) before
    gains on sales            396        (119)         51           328

Gains on sales of
  real estate investments      1,193          0           (13)(5)        1,180


Net income                 $1,589       $(119)       $ 38        $1,508

Net income per common and
 common equivalent share    $0.26      $(0.02)       $0.01        $0.25

(See accompanying notes)


                                 BEDFORD PROPERTY INVESTORS, INC.
                          Pro Forma Consolidated Statement of Operations
                               For the Year Ended December 31, 1993
                                            (Unaudited)
                             (in thousands, except per share amounts)

                                   Previously           Acquisition
                                    Acquired             of Dupont     Pro         Pro
                      Consolidated Properties Properties  Industrial  Forma       Forma
                       Historical    (6)       Sold (7)   Center (6) Adjustments Consolidated
Rental Income           $7,207     $4,240      $(4,245)    $814    $(537) (8)      $7,479
Operating Expenses       2,520      1,379       (1,882)      211    (143) (8)       2,085
Real Estate Taxes          840        474         (474)     279      (28) (8)       1,091
Depreciation and
 Amortization            2,250          -       (1,736)       -       399 (8)(9)      913
  Income from
   Property Operations         1,597           2,387      (153)            324     (765)          3,390
General and
 Administrative Expense   (1,399)       -            -        -         -          (1,399)
Interest Income                  136               -         -               -        -            136
Interest Expense          (620)      (733)       1,373 (10) (637) (10)    -               (617)
  Income from
   Joint Ventures        2,533          -       (2,533)       -     2,533 (12)       2,533

  Income (Loss) Before
   Gains on Sales        2,247      1,654       (1,313)    (313)    1,768           4,043
Gains on Sales of
  Real Estate
  Investments              900          -         (900)       -       152 (11)        152

    Net Income (Loss)   $3,147     $1,654      $(2,213)   $(313)   $1,920          $4,195

Income (Loss) Per
 Common Share:           $0.53      $0.27       $(0.37)   $(0.05)   $0.32           $0.70


(See accompanying notes)

Notes to Pro Forma Financial Statements (dollars in thousands)

(1) The unaudited pro forma consolidated statement of operations reflects the acquisition of Dupont Industrial Center and the sale of Texas Bank North as if such transactions had occurred on January 1, 1994. The Company acquired Dupont Industrial Center on May 24, 1994 and sold Texas Bank North on January 14, 1994.

     No pro forma adjustments are included for Mariner Court, which was acquired on January 5, 1994. The actual results of operations of this property from January 5, 1994 to March 31, 1994 reasonably approximates the pro forma results of operations for the three months ended March 31, 1994.

(2) The unaudited pro forma consolidated statement of operations reflects the elimination of the actual results of operations of Texas Bank North from January 1, 1994 through January 14, 1994 (the date of its sale by the Company).

(3) Adjusted to reflect pro forma straight-line depreciation for the three months ended March 31, 1994. The pro forma adjustment of $35 was calculated on the buildings located at the properties utilizing an estimated useful life of 45 years.

(4) Adjusted to reflect borrowings of $9,661 on January 1, 1994, under the Credit Facility in connection with the acquisition of Dupont Industrial Center at a weighted assumed borrowing rate of 6.85%.
These additional borrowings resulted in additional pro forma interest expense of $165. An increase in the interest rate of .125% would result in additional interest of $3.

     The proceeds of the sale of the Texas Bank North property were utilized to repay amounts outstanding under the Credit Facility. A pro forma adjustment has been calculated at a weighted assumed borrowing rate of 6.85% for the period from January 1, 1994 through January 14 1994 (the date of its sale by the Company), resulting in an interest savings of $20.

(5) Adjusted to reflect the gain on the sale of Texas Bank North as of January 1, 1994; the actual date of the sale was January 14, 1994.

(6) The unaudited pro forma consolidated statement of operations reflects the acquisitions of Dupont Industrial Center, Mariner Court, 1000 Town Center Drive, and Woodlands II, and the sales of Texas Bank North, Point West Place, University Tower, and the Edison Square partnerships as if such transactions had occurred on January 1, 1993. The Company acquired Dupont Industrial Center on May 24, 1994, Mariner Court on January 5, 1994, 1000 Town Center Drive on December 30, 1993, and Woodlands II on August 25, 1993, and sold Texas Bank North on January 14, 1994, Point West Place on October 1, 1993, University Tower on August 18,1993, and the Edison Square partnerships on May 31, 1993. The actual results of operations of 1000 Town Center Drive and Woodlands II for the period subsequent to acquisition, which are included in the Company's historical consolidated statement of operations, are eliminated by pro forma adjustments to the Company's historical results of operations.







     The combined historical statement of operations for the year ended December 31, 1993, for these four acquired properties are as follows:
                             1000
                               Town   Wood   Previously  Dupont
                     Mariner   Center  lands   Acquired               Industrial
                      Court    Drive   II    Properties        Center

Rental Income        $1,738    $932   $1,570   $4,240           $814
Operating Expenses      539     423      417    1,379      211
Real Estate Taxes       132     207      135      474            279
  Income from
   Property
   Operations        $1,067    $302   $1,018   $2,387           $324


(7) The unaudited pro forma consolidated statement of operations reflects the elimination of the actual results of operations of (a) Texas Bank North from January 1, 1993 to December 31, 1993, and (b) Point West Place, University Tower, and the Edison Square partnerships from January 1, 1993 through their respective dates of sale.

(8) Adjusted to deduct the actual results of operations of 1000 Town Center Drive and Woodlands II from the respective dates of acquisitions by the Company (December 30, 1993 and August 25, 1993, respectively) to December 31, 1993, which results of operations are included in the Company's historical consolidated statement of operations.

(9) Adjusted to reflect pro forma straight-line depreciation for the year ended December 31, 1993, for the four acquired properties as follows:

                                 Pro Forma Depreciation
                                    and Amortization

     Dupont Industrial Center           $141
     Mariner Court                        98
     1000 Town Center Drive               75
     Woodlands II                        132
               Total                    $446

     The above amounts consist of pro forma depreciation on the buildings located at the properties for the year ended December 31, 1993. Depreciation has been calculated utilizing the straight-line method and an estimated useful life of 45 years.

(10) Reflects additional borrowings of $20,787 on January 1, 1993, under the Credit Facility in conjunction with the acquisition of Dupont Industrial Center, Mariner Court, and 1000 Town Center Drive at a weighted assumed borrowing rate of 6.59%. The acquisition of Woodlands II was funded from the sale proceeds of University Tower. These additional borrowings resulted in additional pro forma interest expense of $1,370. An increase in the interest rate of .125% would result in additional interest of $26.

     The proceeds from the sale of University Tower of $14,834 were utilized to fund the acquisition of Woodlands Tower II ($6,668) and to repay amounts outstanding under the Credit Facility. The proceeds from the sale of Point West Place of $6,964 were utilized to repay mortgage loans of $5,113 and to repay amounts outstanding under the Credit Facility. The proceeds from the sale of Texas Bank North of $8,289 were utilized to repay amounts outstanding under the Credit Facility. A pro forma adjustment has been calculated on the mortgage loans at an interest rate of 9.2% and on the Credit Facility at a weighted assumed borrowing rate of 6.59%, resulting in an interest savings of $1,373.

(11) Adjusted to reflect the gain on the sales of Texas Bank North, Point West Place, and University Tower as of January 1, 1993; the actual dates of sale were January 14, 1994, October 1, 1993, and August 18, 1993, respectively.

(12) Adjusted to reflect the gains on sale of the Edison Square partnerships as of January 1, 1993; the actual date of sale was May 31, 1993.

(13) The unaudited pro forma consolidated balance sheet reflects the acquisition of Dupont Industrial Center as of March 31, 1994. The Company acquired Dupont Industrial Center on May 24, 1994.